Exhibit 99.1

▪ NAFLD is Over Represented in Hypogonadal Males INTRODUCTION RESULTS – Liver Fat Study ▪ Nonalcoholic fatty liver disease is a chronic liver disease associated with excess fat ( ≥ 5%) stored in the liver, not caused by viral infection or heavy alcohol use. 1 ▪ Nonalcoholic steatohepatitis (NASH), a form of nonalcoholic fatty liver disease (NAFLD), is defined as the presence of ≥ 5% hepatosteatosis , inflammation, and hepatocyte injury (ballooning) with or without any fibrosis. 2 ▪ A significant overlap of comorbidities such as obesity, hypertension, hypertriglyceridemia, type 2 diabetes, and metabolic syndrome exists between hypogonadism and NAFLD/NASH. 3 ▪ Male hypogonadism is an emerging risk factor for NAFLD/NASH. 4 ▪ NAFLD prevalence, severity, and associated mortality rate are related to T deficiency. 5 a) - c) ▪ Reportedly, symptoms of low T (sarcopenia, skeletal fragility, sexual/mood disorder, and anemia) are strongly associated with liver disease, likely due to compromised androgen signaling. Testosterone deficiency is also known to further exacerbate liver disease symptoms. 6 ▪ Unlikely methyl - T, LPCN 1144 is a lymphatically delivered orally bioavailable prodrug of bioidentical testosterone. ▪ The objective of this report is to assess therapeutic potential of LPCN 1144 on NAFLD/NASH. METHODS ▪ Longer LPCN 1144 Therapy Results in Better Response RESULTS – Liver Fat Study RESULTS – SOAR Trial ▪ Liver - Related AEs and Liver Function Test CONCLUSION □ Male hypogonadism is strongly associated with NAFLD. □ LPCN 1144 therapy meaningfully reduced liver fat in hypogonadal males. □ Substantial proportion of NAFLD patients experienced NAFLD resolution with LPCN 1144 treatment. □ Based on liver fat and serum biomarker reductions, LPCN 1144 therapy demonstrated therapeutic potential in NAFLD/NASH patients and warrants further assessment. REFFERENCES 1. Masarone et al., Rev Recent Clin Trials 2014 2. Chalasani et al., Hepatol 2018 (AASLD Practice Guidance 2018) 3. Dhindsa et al., Diabetes Care 2010; Guay et al., Int J Impotent Res 2010; Rector et al., World J Gastroenterol 2008 4. Chalasani et al., Am J Gastroenterol 2012 (NAFLD Practice Guidelines 2012) 5. a) Kim et al., Gastroenterol 2012; b) Sumida et al., Gastroenterol Hepatol 2015; c) Sinclair et al., Liver Trans 2016 6. Sinclair et al., J Gastroenterol Hepatol 2015 ▪ The Liver Fat Study (LFS) is a 16 - week open - label, multi - center, single arm study with LPCN 1144 treatment in subjects (N=36) assessing potential NAFLD/NASH* prevalence and liver fat (LF) changes, assessed by MRI - PDFF. ▪ The Study of Androgen Replacement (SOAR) trial was an active controlled (topical T gel) randomized multicenter 52 - wk study with LPCN 1144. ▪ Meaningful Normalization of Key Serum Markers with LPCN 1144 RESULTS – SOAR Trial Jonathan Baker , Kilyoung Kim, Burke Byrne, Nachiappan Chidambaram, Mahesh Patel Lipocine Inc., Salt Lake City, UT 84108 Therapeutic Potential of LPCN 1144 in NAFLD/NASH No conflict of interest to report SAT - LB004 † NAFLD identified by MRI - PDFF ≥ 5% in LPCN 1144 Liver Fat Study ‡ Prevalence of NAFLD diagnosed by imaging hepatosteatosis ≥ 5% liver fat in general population ( Younossi et al, J Hepatol 2016) ▪ Substantial Relative Reduction and Response with LPCN 1144 * Responder rate for relative change is % of patients with at least 30% relative reduction from baseline. ▪ Substantial NAFLD Resolution with Robust Liver Fat Reduction * ALT, GGT, TG, LDL - C, and Lp - PLA2 normal range upper limit is 40 U/L, 49 U/L, 200 mg/dL, 160 mg/dL, and 235 ng/mL, respectively ALT (Alanine aminotransferase), GGT (Gamma glutamyltransferase ), TG (Triglyceride), LDL - C (Low - density lipoprotein cholesterol), Lp - PLA2 (Lipoprotein - associated phospholipase A2) ▪ Unique Triglyceride Reduction Relative to Topical T Gel ▪ Unique Reductions of Alkaline Phosphatase (ALP) and Sex Hormone Binding Globulin (SHBG) * TG normal range in SOAR Trial: 45 – 200 mg/dL N 42 36 73 16 25 Baseline 53.6 U/L 82.2 U/L 320 mg/dL 174 mg/dL 277 ng/mL • LPCN 1144, with up to 52 weeks exposure, exhibited no adverse drug reaction in the Hepatobilliary System Organ Class (e.g., peliosis hepatitis, hepatic neoplasms, cholestatic hepatitis, and jaundice). • Liver function test results show improvement of serum biomarkers related to liver. * Subgroup of patients with elevated ALT (> 40 U/L) at BL in SOAR (N=42): AST (Aspartate aminotransferase) * In this study, NAFLD is defined as LF ≥ 5% by MRI - PDFF measure and LF ≥ 8% is potential for NASH. * N=34 evaluated at baseline and week 16 (EOS) and N=33 at week 8 (interim visit: one did not visit) * Resolution of NAFLD is defined, when liver fat ≥ 5% at baseline, as liver fat is reduced to < 5% at 16 wks (EOS). Mean BL (U/L) 53.6 32.0 74.0 53.6 □ Contact: Dr. Jonathan Baker ▪ jb@lipocine.com or admin@lipocine.com Exhibit 99.1